As filed with the Securities and Exchange Commission on October 2, 2009

Registration No. 333-159252

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pre-Effective Amendment No. 5 to Form S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

2020 CHINACAP ACQUIRCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	6770	20-5500605
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

c/o Surfmax Corporation
221 Boston Post Road East
Suite 410
Marlborough, Massachusetts 01752
(508) 624-4948

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

G. George Lu, Chairman, Chief Executive Officer and President
2020 ChinaCap Acquirco, Inc.
c/o Surfmax Corporation
221 Boston Post Road East
Suite 410
Marlborough, Massachusetts 01752
(508) 624-4948

(Name, address, including zip code, and telephone number, including area code, of agent for service)

EXCEED COMPANY LTD.

(Exact name of registrant as specified in its charter)

British Virgin Islands	6770
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

c/o 2020 ChinaCap Acquirco, Inc.
c/o Surfmax Corporation
221 Boston Post Road East
Suite 410
Marlborough, Massachusetts 01752
(508) 624-4948

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

G. George Lu, Chairman, Chief Executive Officer and President
c/o 2020 ChinaCap Acquirco, Inc.
c/o Surfmax Corporation
221 Boston Post Road East
Suite 410
Marlborough, Massachusetts 01752
(508) 624-4948

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michel Feldman, Esq. Mark A. Katzoff, Esq. Seyfarth Shaw LLP 131 S. Dearborn Street Suite 2400 Chicago, IL 60603-5577 (312) 460-5000 (312) 460-7000 – Facsimile	Jose Santos, Esq. Clinton Hempel, Esq. Maples and Calder Sea Meadow House Road Town, Tortola VG 1110 British Virgin Islands (284) 852-3000	Jeffrey Maddox, Esq. Virginia Tam, Esq. Jones Day 29/F Edinburgh Tower The Landmark 15 Queen’s Road Central Hong Kong (852) 3189-7203 (852) 3189-7318

Approximate date of commencement of the proposed sale to the public: As soon as practicable after the effectiveness of this registration statement and the satisfaction or waiver of all other conditions to the merger described in the joint proxy statement/prospectus.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement will become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 5 to this Registration Statement is being filed for the sole purpose of filing certain exhibits to the Registration Statement. This Amendment No. 5 does not modify the Joint Proxy and Prospectus included within this Registration Statement; accordingly, the Joint Proxy and Prospectus has not been included herein.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

2020 ChinaCap Acquirco, Inc.

Our certificate of incorporation provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities

Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Paragraph B of Article Eighth of our second amended and restated certificate of incorporation provides:

“The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.”

Pursuant to the Underwriting Agreement, filed with the Securities and Exchange Commission as Exhibit 1.1 to our Post-effective Amendment No. 1 to our Registration Statement on Form S-1 on November 14, 2007, we have agreed to indemnify the Underwriters and the Underwriters have agreed to indemnify us against certain civil liabilities that may be incurred in connection with our initial public offering, including certain liabilities under the Securities Act.

Exceed Company Ltd.

British Virgin Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the British Virgin Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. Exceed’s memorandum and articles of association provides for indemnification of its officers and directors for any liability incurred in their capacities as such, except through their own fraud or willful default. Indemnification is only available to a person who acted in good faith and in what that person believed to be in the best interests of Exceed

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Exceed pursuant to the foregoing provisions, Exceed has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

Item 21. Exhibits and Financial Statement Schedules.

EXHIBIT NO.	DESCRIPTION
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-1, filed on April 20, 2007).
3.2	Amended and Restated By-laws (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-1, filed on April 20, 2007).
4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).
4.2	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).
5.1	Opinion of Maples & Calder.*
5.2	Opinion of Seyfarth Shaw LLP.*

EXHIBIT NO.	DESCRIPTION
10.1	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and George Lu and Yanmei May Yang (incorporated by reference to Exhibit 10.1 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.2	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Louis Koo (incorporated by reference to Exhibit 10.2 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.3	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Yuxiao Zhang (incorporated by reference to Exhibit 10.3 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.4	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., Fame Mount Limited and Jianming Yu (incorporated by reference to Exhibit 10.4 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.5	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and William Hsu (incorporated by reference to Exhibit 10.5 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7. 2007).
10.6	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and William Sharp (incorporated by reference to Exhibit 10.6 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.7	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Jun Lei (incorporated by reference to Exhibit 10.7 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7. 2007).
10.8	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Donald Sull (incorporated by reference to Exhibit 10.8 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.9	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and 2020 Strategic Investments, LLC (incorporated by reference to Exhibit 10.9 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.10	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Win Wide International Ltd (incorporated by reference to Exhibit 10.10 to our Post-effective Amendment No. 1 to our Registration Statement on Form S-1, filed on November 14, 2007).
10.11	Form of Investment Management Trust Agreement between LaSalle Bank National Association and the Registrant (incorporated by reference to Exhibit 10.11 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).
10.12	Form of Securities Escrow Agreement between the Registrant, LaSalle Bank National Association and the Initial Stockholders (incorporated by reference to Exhibit 10.12 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.13	Form of Letter Agreement between Surfmax Corporation and Registrant regarding administrative support (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.14	Promissory Note issued to George Lu by the Registrant (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.14.1	First Amendment to Promissory Note between the Registrant and George Lu (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.15	Promissory Note issued to 2020 International Capital Group Limited by the Registrant (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.16	Form of Warrant Purchase Agreement between the Company and Win Wide International Ltd (incorporated by reference to Exhibit 10.16 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7. 2007).

EXHIBIT NO.	DESCRIPTION
10.17	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders (incorporated by reference to Exhibit 10.17 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.18	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and 2020 International Capital Group Limited (incorporated by reference to Exhibit 10.18 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.19	Letter Agreement among the Registrant, Morgan Joseph & Co., Inc. and Surfmax Co-Investments II, LLC (incorporated by reference to Exhibit 10.19 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.20	Promissory note issued to 2020 ChinaCap International Capital Group Limited on August 1, 2008.**
10.20.1	Letter Agreement dated August 6, 2009 between the Company and 2020 ChinaCap International Capital Group Limited extending the term of the promissory note.**
10.21	Promissory note issued to 2020 ChinaCap International Capital Group Limited on December 1, 2008 (incorporated by reference to Exhibit 10.21 to our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 30, 2009).
10.22	Promissory note issued to 2020 ChinaCap International Capital Group Limited on January 16, 2009 (incorporated by reference to Exhibit 10.22 to our Registration Statement on Form S-4, filed on May 14, 2009).
10.23	Promissory note issued to 2020 ChinaCap International Capital Group Limited on April 20, 2009. (incorporated by reference to Exhibit 10.23 to our Registration Statement on Form S-4, filed on May 14, 2009).
10.24	Shareholders’ Agreement among Xdlong International Company Limited, Mr. Lin Shuipan, RichWise International Investment Group Limited, Tiancheng Int’l Investment Group Limited, HK Haima Group Limited, Eagle Rise Investments Limited and Elevatech Limited dated April 30, 2008.**
10.25	Subscription Agreement among Xdlong International Company Limited, Mr. Lin Shuipan and Elevatech Limited dated March 28, 2008.**
10.26	Share Purchase Agreement among Mr. Lin Shuipan, RichWise International Investment Group Limited, Dr. Shi Jinlei, Xdlong International Company Limited and Elevatech Limited dated March 28, 2008.**
10.27	Amendments and Restatement Agreement among Xdlong International Company Limited, Mr. Lin Shuipan and Elevatech Limited dated April 30, 2008.**
10.28	Amendments and Restatement Agreement among Mr. Lin Shuipan, RichWise International Investment Group Limited, Dr. Shi Jinlei, Xdlong International Company Limited and Elevatech Limited dated April 30, 2008.**
10.29	Second Amendment Agreement among Xdlong International Company Limited, Mr. Lin Shuipan and Elevatech Limited dated June 2, 2008.**
10.30	Second Amendment Agreement among Mr. Lin Shuipan, RichWise International Investment Group Limited, Dr. Shi Jinlei, Xdlong International Company Limited and Elevatech Limited dated June 2, 2008.**
10.31	Letter Agreement among Windrace International Company Limited, Elevatech Limited, Mr. Lin Shuipan and RichWise International Investment Group Limited dated May 8, 2009.**
10.32	Technology Cooperation Agreement with the China Institute of Sport Science.**
10.33	Technology Development Agreement with the Hefei Institute of Intelligent Machines.**
10.34	Service Agreement between Xdlong International Company Limited and Lin Shuipan dated April 30, 2008.**
10.35	Investment Agreement, among Windrace, the Investors and Lin, dated July 27, 2009.**

EXHIBIT NO.	DESCRIPTION
10.36	Escrow Agreement, among Windrace, the Investors and Deacons, dated July 27, 2009.**
10.37	Disclosure Letter, among Windrace, the Investors and Lin, dated July 27, 2009.**
21.1	List of subsidiaries.**
23.1	Consent of Crowe Horwath LLP.**
23.2	Consent of Grobstein, Horwath & Company LLP.**
23.3	Consent of Crowe Horwath LLP.**
23.4	Consent of Maples & Calder (included in Exhibit 5.1).*
23.5	Consent of Seyfarth Shaw LLP (included in Exhibit 5.2).*
24	Power of Attorney (included on signature page of this Registration Statement).
99.1	Consent of Lin Shuipan as director nominee.**
99.2	Consent of Jin Jichun as director nominee.**

*	Filed herewith.
**	Previously filed.

Summary of Omitted Schedules and Supplements from Exhibits

Exhibit 10.35 Investment Agreement, among Windrace, the Investors and Lin, dated July 27, 2009.

Omitted Exhibit 1 Accounts contains the consolidated balance sheet of Windrace as at the end of each of March 31, 2009, 2008 and 2007 and the consolidated profit and loss account of Windrace for each of the three financial years ended March 31, 2009, 2008 and 2007, and all notes thereto prepared in accordance with IFRS;

Item 22. Undertakings.

Each of the undersigned, 2020 and Exceed, hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i. To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

iii. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the undersigned pursuant to the foregoing provisions, or otherwise, the undersigned has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the undersigned of expenses incurred or paid by a director, officer or controlling person of the undersigned in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the undersigned will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each of the undersigned hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

Each of the undersigned undertakes that every prospectus: (1) that is filed pursuant to the immediately preceding paragraph, or (2) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Each of the undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

Each of the undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Marlborough, Massachusetts, on the 2nd day of October, 2009.

2020 CHINACAP ACQUIRCO, INC.
By: /s/ George Lu George Lu Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Lu and Louis Koo his true and lawful attorney-in-fact, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments including post-effective amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute, each acting alone, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date
/s/ George Lu George Lu	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	October 2, 2009
/s/ Louis Koo Louis Koo	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 2, 2009
/s/ Yuxiao Zhang* Yuxiao Zhang	Executive Director and Vice President – Business Development	October 2, 2009
/s/ William Hsu* William Hsu	Director	October 2, 2009
/s/ Jun Lei* Jun Lei	Director	October 2, 2009
/s/ William Sharp* William Sharp	Director	October 2, 2009
/s/ Meng Ann Lim* Meng Ann Lim	Director	October 2, 2009
/s/ Jianming Yu* Jianming Yu	Director	October 2, 2009
*By George Lu under power of attorney.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Marlborough, Massachusetts, on the 2nd day of October, 2009.

EXCEED COMPANY LTD.
By: /s/ Louis Koo Louis Koo President (Principal Executive Officer) Treasurer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person in the capacities and on the dates indicated.

Signature	Position	Date
/s/ Louis Koo Louis Koo	President (Principal Executive Officer) Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) Sole Director	October 2, 2009

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
3.2	Amended and Restated By-laws (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).
4.2	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).
5.1	Opinion of Maples & Calder.*
5.2	Opinion of Seyfarth Shaw LLP.*
10.1	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and George Lu and Yanmei May Yang (incorporated by reference to Exhibit 10.1 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.2	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Louis Koo (incorporated by reference to Exhibit 10.2 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.3	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Yuxiao Zhang (incorporated by reference to Exhibit 10.3 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.4	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., Fame Mount Limited and Jianming Yu (incorporated by reference to Exhibit 10.4 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.5	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and William Hsu (incorporated by reference to Exhibit 10.5 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7. 2007).
10.6	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and William Sharp (incorporated by reference to Exhibit 10.6 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.7	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Jun Lei (incorporated by reference to Exhibit 10.7 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7. 2007).
10.8	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Donald Sull (incorporated by reference to Exhibit 10.8 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.9	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and 2020 Strategic Investments, LLC (incorporated by reference to Exhibit 10.9 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.10	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and Win Wide International Ltd (incorporated by reference to Exhibit 10.10 to our Post-effective Amendment No. 1 to our Registration Statement on Form S-1, filed on November 14, 2007).
10.11	Form of Investment Management Trust Agreement between LaSalle Bank National Association and the Registrant (incorporated by reference to Exhibit 10.11 to our Amendment No. 5 to the Registration Statement on Form S-1, filed on November 5, 2007).

EXHIBIT NO.	DESCRIPTION
10.12	Form of Securities Escrow Agreement between the Registrant, LaSalle Bank National Association and the Initial Stockholders (incorporated by reference to Exhibit 10.12 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.13	Form of Letter Agreement between Surfmax Corporation and Registrant regarding administrative support (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.14	Promissory Note issued to George Lu by the Registrant (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.14.1	First Amendment to Promissory Note between the Registrant and George Lu (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.15	Promissory Note issued to 2020 International Capital Group Limited by the Registrant (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3, filed on April 20, 2007).
10.16	Form of Warrant Purchase Agreement between the Company and Win Wide International Ltd (incorporated by reference to Exhibit 10.16 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7. 2007).
10.17	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders (incorporated by reference to Exhibit 10.17 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.18	Letter Agreement among the Registrant, Morgan Joseph & Co. Inc. and 2020 International Capital Group Limited (incorporated by reference to Exhibit 10.18 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.19	Letter Agreement among the Registrant, Morgan Joseph & Co., Inc. and Surfmax Co-Investments II, LLC (incorporated by reference to Exhibit 10.19 to our Amendment No. 6 to the Registration Statement on Form S-1, filed on November 7, 2007).
10.20	Promissory note issued to 2020 ChinaCap International Capital Group Limited on August 1, 2008.**
10.20.1	Letter Agreement dated August 6, 2009 between the Company and 2020 ChinaCap International Capital Group Limited extending the term of the promissory note.**
10.21	Promissory note issued to 2020 ChinaCap International Capital Group Limited on December 1, 2008 (incorporated by reference to Exhibit 10.21 to our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 30, 2009).
10.22	Promissory note issued to 2020 ChinaCap International Capital Group Limited on January 16, 2009 (incorporated by reference to Exhibit 10.22 to our Registration Statement on Form S-4, filed on May 14, 2009).
10.23	Promissory note issued to 2020 ChinaCap International Capital Group Limited on April 20, 2009 (incorporated by reference to Exhibit 10.23 to our Registration Statement on Form S-4, filed on May 14, 2009).
10.24	Shareholders’ Agreement among Xdlong International Company Limited, Mr. Lin Shuipan, RichWise International Investment Group Limited, Tiancheng Int’l Investment Group Limited, HK Haima Group Limited, Eagle Rise Investments Limited and Elevatech Limited dated April 30, 2008.**
10.25	Subscription Agreement among Xdlong International Company Limited, Mr. Lin Shuipan and Elevatech Limited dated March 28, 2008.**
10.26	Share Purchase Agreement among Mr. Lin Shuipan, RichWise International Investment Group Limited, Dr. Shi Jinlei, Xdlong International Company Limited and Elevatech Limited dated March 28, 2008.**

EXHIBIT NO.	DESCRIPTION
10.27	Amendments and Restatement Agreement among Xdlong International Company Limited, Mr. Lin Shuipan and Elevatech Limited dated April 30, 2008.**
10.28	Amendments and Restatement Agreement among Mr. Lin Shuipan, RichWise International Investment Group Limited, Dr. Shi Jinlei, Xdlong International Company Limited and Elevatech Limited dated April 30, 2008.**
10.29	Second Amendment Agreement among Xdlong International Company Limited, Mr. Lin Shuipan and Elevatech Limited dated June 2, 2008.**
10.30	Second Amendment Agreement among Mr. Lin Shuipan, RichWise International Investment Group Limited, Dr. Shi Jinlei, Xdlong International Company Limited and Elevatech Limited dated June 2, 2008.**
10.31	Letter Agreement among Windrace International Company Limited, Elevatech Limited, Mr. Lin Shuipan and RichWise International Investment Group Limited dated May 8, 2009.**
10.32	Technology Cooperation Agreement with the China Institute of Sport Science.**
10.33	Technology Development Agreement with the Hefei Institute of Intelligent Machines.**
10.34	Service Agreement between XdLong International Company Limited and Lin Shuipan dated April 30, 2008.**
10.35	Investment Agreement, among Windrace, the Investors and Lin, dated July 27, 2009.**
10.36	Escrow Agreement, among Windrace, the Investors and Deacons, dated July 27, 2009.**
10.37	Disclosure Letter, among Windrace, the Investors and Lin, dated July 27, 2009.**
21.1	List of subsidiaries.**
23.1	Consent of Crowe Horwath LLP.**
23.2	Consent of Grobstein, Horwath & Company LLP.**
23.3	Consent of Crowe Horwath LLP.**
23.4	Consent of Maples & Calder (included in Exhibit 5.1).*
23.5	Consent of Seyfarth Shaw LLP (included in Exhibit 5.2).*
24	Power of Attorney (included on signature page of this Registration Statement).
99.1	Consent of Lin Shuipan as director nominee.**
99.2	Consent of Jin Jichun as director nominee.**

*	Filed herewith.
**	Previously filed.

Each of the undersigned, 2020 and Exceed, hereby undertakes to furnish the Commission with copies of any omitted schedule to any exhibit filed hereunder upon request.